UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 25, 2009
INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
9 Oak Park Drive
Bedford, Massachusetts 01730
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (781) 457-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Definitive Material Agreement.
Amendment to Shareholder Rights Plan
     On September 25, 2009, the Board of Directors of Insulet Corporation (the “Company”) approved an Amendment (the “Rights Amendment”) to the Shareholder Rights Agreement, dated as of November 14, 2008 by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”) (as so amended, the “Rights Agreement”).
     In connection with the Company entering into the Securities Purchase Agreement (as defined below), the Company entered into the Rights Amendment with the Rights Agent. The Rights Amendment, among other things, renders the Rights Agreement inapplicable to the acquisition of shares of Common Stock, par value $0.001 per share (“Common Stock”) by Deerfield Private Design Fund, L.P. (“DPDF”), Deerfield Private Design International, L.P. (“DPDI”), Deerfield Partners, L.P. (“DP”) and Deerfield International Limited (collectively with DPDF, DPDI and DP, the “Deerfield Parties”), pursuant to the Securities Purchase Agreement and the transactions contemplated by the Securities Purchase Agreement. The Rights Amendment provides that acquisition of shares of Common Stock by the Deerfield Parties will not result in either the Deerfield Parties or any of their Affiliates or Associates being deemed an “Acquiring Person,” as defined in the Rights Agreement. In addition, the Rights Amendment provides that a “Distribution Date,” as defined in the Rights Agreement, shall not be deemed to have occurred, and that the “Rights,” as defined in the Rights Agreement, will not separate from the shares of Common Stock, in each case, by reason of the Deerfield Parties’ acquisition of shares of Common Stock pursuant to the Securities Purchase Agreement and the transactions contemplated by the Securities Purchase Agreement.
Securities Purchase Agreement
     On September 25, 2009, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) by and among the Company and the Deerfield Parties to issue and sell an aggregate 2,855,659 shares (the “Shares”) of Common Stock with anticipated proceeds to the Company of $27,500,000. The Shares to be issued were sold at an aggregate offering price of $9.63 per share. The Company will use the proceeds from the sale of the Shares for the repayment of our outstanding indebtedness under the credit facility agreement, dated March 13, 2009, by and among the Company and the Deerfield Parties (the “Facility Agreement”).
Amendment to Facility Agreement
     On September 25, 2009, the Company entered into an amendment of its Facility Agreement (the “Facility Amendment”). Subject to the terms and conditions of the original Facility Agreement, the Deerfield Parties had agreed to loan to the Company up to $60,000,000. The Company received the initial disbursement of $27,500,000 on March 31, 2009. In connection with the Facility Amendment, the Company will repay the $27,500,000 of currently outstanding debt by issuing 2,855,659 Shares to the Deerfield Parties at a price of $9.63 per share, which represents a 6% discount from the Company’s closing price of $10.28 as of September 25, 2009. As part of the Facility Amendment, the Deerfield Parties have agreed to eliminate all future performance-related milestones associated with the remaining $32,500,000 available on the credit facility and reduce the annual interest rate on any borrowed funds to 8.5% from 9.75%. In addition, the Deerfield Parties will forego the remaining 1,500,000 additional warrants that would have been issued upon future draws. Insulet will immediately draw down the remaining $32,500,000 available on the credit facility at closing. The borrowed funds remain payable in September 2012.
     The foregoing descriptions of the Rights Amendment, Securities Purchase Agreement and the Facility Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Rights Amendment, Securities Purchase Agreement and the Facility Amendment, copies of which are attached hereto as Exhibit 4.2, Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Please see the disclosure set forth above under Item 1.01 relating to the Facility Amendment, which is hereby incorporated by reference into this Item 2.03.
Item 3.03. Material Modification to Rights of Security Holders.
     Please see the disclosure set forth above under Item 1.01 relating to the Rights Amendment, which is hereby incorporated by reference into this Item 3.03.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
4.1	Shareholder Rights Agreement, dated as of November 14, 2008, between Insulet Corporation and Computershare Trust Company, N.A., as Rights Agent, filed as an exhibit to the Company’s Registration Statement on Form 8-A on November 20, 2008 and is incorporated herein by reference.

4.2	Amendment, dated September 25, 2009, to Shareholder Rights Agreement, dated as of November 14, 2008, between Insulet Corporation and Computershare Trust Company, N.A., as Rights Agent, filed as an exhibit to the Company’s Registration Statement on Form 8-A/A on September 28, 2009 and is incorporated herein by reference.

10.1	Securities Purchase Agreement dated September 25, 2009 by and between Insulet Corporation and certain investors named therein.

10.2	Amendment to Facility Agreement, dated September 25, 2009, by and between Insulet Corporation and the lenders named therein.

99.1	Press release issued September 28, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSULET CORPORATION
Date: September 25, 2009	By:	/s/ Brian Roberts
		Name:	Brian Roberts
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Shareholder Rights Agreement, dated as of November 14, 2008, between Insulet Corporation and Computershare Trust Company, N.A., as Rights Agent, filed as an exhibit to the Company’s Registration Statement on Form 8-A on November 20, 2008 and is incorporated herein by reference.

4.2	Amendment, dated September 25, 2009, to Shareholder Rights Agreement, dated as of November 14, 2008, between Insulet Corporation and Computershare Trust Company, N.A., as Rights Agent, filed as an exhibit to the Company’s Registration Statement on Form 8-A/A on September 28, 2009 and is incorporated herein by reference.

10.1	Securities Purchase Agreement dated September 25, 2009 by and between Insulet Corporation and certain investors named therein.

10.2	Amendment to Facility Agreement, dated September 25, 2009, by and between Insulet Corporation and the lenders named therein.

99.1	Press release issued September 28, 2009.

5